EXHIBIT 13(b)

                    Explanation of Total Return Calculation

                    EXPLANATION OF TOTAL RETURN CALCULATION

                                    One Year


                           Number of  Units Withdrawn                                                   Ending
               Initial     Units per    to Pay Annual    Unit Value      Surrender          Rear End  Redemption
Sub-Account    Payment    Initial Pmt   Policy Fees**     12/31/94    =    Value    Less(-)   Load*     Value
-----------------------------------------------------------------------------------------------------------------
Balanced       $1,000       860.87          1.54         $1.113220        $956.62            $51.66     $904.96
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN FORMULA

[graphic of math equation]

Where:  P     = a hypothetical initial payment (of $1,000) invested on 12/31/93.

        T     = average annual total return assuming reinvestment of monthly dividend, distributions and annual capital gains distributions.

        N     = number of years

        ERV   = ending redeemable value

 * Assumes Rear End Load of 7% in year one, decreasing through year 7 when the load is waived. (For this example, the year 1 load is $51.66 or 6% on 90% of the surrender value). (See "Sales Charges" section in the Prospectus.)

** Represents the average charge for administrative fees per $1000 invested.
   (For this example, the administrative fee is $1.75.) ($35 divided by average account dollars x $1000). Fees are paid each year through the redemption of units.

                    EXPLANATION OF TOTAL RETURN CALCULATION

                                    One Year


                           Number of  Units Withdrawn                                                   Ending
               Initial     Units per    to Pay Annual    Unit Value      Surrender          Rear End  Redemption
Sub-Account    Payment    Initial Pmt   Policy Fees**    12/31/94    =    Value    Less(-)    Load*    Value
-----------------------------------------------------------------------------------------------------------------
International  $1,000       792.18          1.366        $1.245810        $985.24            $53.20     $932.04
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN FORMULA

[graphic of math equation]

Where:  P     = a hypothetical initial payment (of $1,000) invested on 12/31/93.

        T     = average annual total return assuming reinvestment of monthly dividend, distributions and annual capital gains distributions.

        N     = number of years

        ERV   = ending redeemable value

 * Assumes Rear End Load of 7% in year one, decreasing through year 7 when the load is waived. (For this example, the year 1 load is $53.20 or 6% on 90% of the surrender value). (See "Sales Charges" section in the Prospectus.)

** Represents the average charge for administrative fees per $1000 invested.
   (For this example, the administrative fee is $1.75.) ($35 divided by average account dollars x $1000). Fees are paid each year through the redemption of units.

                    EXPLANATION OF TOTAL RETURN CALCULATION

                                    Five Year


                           Number of  Units Withdrawn                                                   Ending
               Initial     Units per    to Pay Annual    Unit Value      Surrender          Rear End  Redemption
Sub-Account    Payment    Initial Pmt   Policy Fees**    12/31/94    =    Value    Less(-)    Load*    Value
-----------------------------------------------------------------------------------------------------------------
Growth         $1,000       304.22          1.92         $6.106731        $1,846.06          $33.23     $1,812.83
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN FORMULA

[graphic of math equation]

Where:  P     = a hypothetical initial payment (of $1,000) invested on 12/31/89.

        T     = average annual total return assuming reinvestment of monthly dividend, distributions and annual capital gains distributions.

        N     = number of years

        ERV   = ending redeemable value

 * Assumes Rear End Load of 7% in year one, decreasing through year 7 when the load is waived. (For this example, the year 5 load is $33.23 or 2% on 90% of the surrender value). (See "Sales Charges" section in the Prospectus.)

** Represents the average charge for administrative fees per $1000 invested.
   (For this example, the administrative fee is $1.75.) ($35 divided by average account dollars x $1000). Fees are paid each year through the redemption of units.

                    EXPLANATION OF TOTAL RETURN CALCULATION

                                    Five Year


                           Number of  Units Withdrawn                                                   Ending
               Initial     Units per    to Pay Annual    Unit Value      Surrender          Rear End  Redemption
Sub-Account    Payment    Initial Pmt   Policy Fees**    12/31/94    =    Value    Less(-)    Load*    Value
-----------------------------------------------------------------------------------------------------------------
Bond           $1,000       536.26          3.79         $2.642065        $1,406.82            $25.32     $1381.50
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN FORMULA

[graphic of math equation]

Where:  P     = a hypothetical initial payment (of $1,000) invested on 12/31/89.

        T     = average annual total return assuming reinvestment of monthly dividend, distributions and annual capital gains distributions.

        N     = number of years

        ERV   = ending redeemable value

 * Assumes Rear End Load of 7% in year one, decreasing through year 7 when the load is waived. (For this example, the year 5 load is $25.32 or 2% on 90% of the surrender value). (See "Sales Charges" section in the Prospectus.)

** Represents the average charge for administrative fees per $1000 invested.
   (For this example, the administrative fee is $1.75.) ($35 divided by average account dollars x $1000). Fees are paid each year through the redemption of units.

                    EXPLANATION OF TOTAL RETURN CALCULATION

                                    Five Year


                           Number of  Units Withdrawn                                                   Ending
               Initial     Units per    to Pay Annual    Unit Value      Surrender          Rear End  Redemption
Sub-Account    Payment    Initial Pmt   Policy Fees**    12/31/94    =    Value    Less(-)    Load*    Value
-----------------------------------------------------------------------------------------------------------------
Total Return   $1,000       534.27          3.60         $2.895089        $1536.34           $27.65     $1,508.69
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN FORMULA

[graphic of math equation]

Where:  P     = a hypothetical initial payment (of $1,000) invested on 12/31/89.

        T     = average annual total return assuming reinvestment of monthly dividend, distributions and annual capital gains distributions.

        N     = number of years

        ERV   = ending redeemable value

 * Assumes Rear End Load of 7% in year one, decreasing through year 7 when the load is waived. (For this example, the year 5 load is $27.65 or 2% on 90% of the surrender value). (See "Sales Charges" section in the Prospectus.)

** Represents the average charge for administrative fees per $1000 invested.
   (For this example, the administrative fee is $1.75.) ($35 divided by average account dollars X $1000). Fees are paid each year through the redemption of units.